UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 17, 2006

HORACE MANN EDUCATORS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10890	37-0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715-0001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 217-789-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-looking Information

Statements included in this document that state Horace Mann Educators Corporation’s (the “Company”) or its management’s intentions, hopes, beliefs, expectations or predictions of future events or the Company’s future financial performance are forward-looking statements and involve known and unknown risks, uncertainties and other factors. Horace Mann is not under any obligation to (and expressly disclaims any such obligation to) update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and the Company’s past and future filings and reports filed with the Securities and Exchange Commission for information concerning the important factors that could cause actual results to differ materially from those in forward-looking statements.

Item 8.01: Other Events

Summary of Horace Mann Educators Corporation Named Executive Officer Annualized Salary

As part of the annual determination of the Named Executive Officers for purposes of the Company’s Proxy Statement for the 2006 Annual Meeting of Shareholders, the composition of the Named Executive Officer group was updated. A copy of the Summary of Horace Mann Educators Corporation Named Executive Officer Annualized Salary is attached as Exhibit 10.1 and is incorporated by reference herein.

Repurchases of Senior Convertible Notes

As previously disclosed in the Company’s periodic reports, in September 2002 the Company’s Board of Directors authorized the Company to repurchase, from time to time, for cash or other consideration, its 1.425% Senior Convertible Notes due 2032 (“Senior Convertible Notes”).

From March 23, 2006 through April 4, 2006, the Company repurchased $155.9 million aggregate principal amount, $74.1 million carrying value, of its outstanding Senior Convertible Notes. These repurchases resulted in an after-tax gain of approximately $0.1 million, less than 1 cent per share. As consideration for the repurchases, the Company paid cash, which was borrowed under the Company’s existing Bank Credit Facility.

The Company may, from time to time, make additional repurchases of the Senior Convertible Notes.

Item 9.01: Financial Statements and Exhibits

(d)	Exhibits.

	(10)	Material contracts:

		10.1	Summary of Horace Mann Educators Corporation Named Executive Officer Annualized Salary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

By:	/s/ Bret A. Conklin
Name:	Bret A. Conklin
Title:	Senior Vice President & Controller
(Principal Accounting Officer)

Date: April 17, 2006